CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Jul. 02, 2011	Dec. 31, 2010
Stockholders' equity:
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, authorized (in shares)	144,000	144,000
Common stock, issued (in shares)	67,928	66,916
Treasury stock shares (in shares)	115	115